Ernst & Young LLP letterhead



The Board of Directors
Farm Bureau Life Insurance Company

We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our report dated February 16, 1998 with respect to Farm Bureau Life Insurance Company, in the Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of
1933 (Form N-4 No. 333-46595) and related Prospectus of Farm Bureau Life Annuity Account II.

Sincerely,

/s/ Ernst & Young LLP

Des Moines, Iowa
June 9, 1998